SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 25, 2010

Patriot National Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Connecticut	000-29599	06-1559137
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bedford Street, Stamford, Connecticut  06901
(Address of principal executive offices)

(203) 324-7500
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 5.07	Submission of Matters to a Vote of Security Holders
Items 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
99.1	Press Release Dated August 25, 2010

Item 5.07	Submission of Matters to a Vote of Security Holders

On August 25, 2010, Patriot National Bancorp, Inc. (the “Company”) held a Special Meeting of its Shareholders (the “Special Meeting”).   At the Special Meeting, the Company’s shareholders approved the three proposals to be acted upon at the Special Meeting, including approval of the issuance and sale by the Company of shares to PNBK Holdings LLC pursuant to the Securities Purchase Agreement entered into in December 2009, subject to the terms and conditions set forth in the Securities Purchase Agreement.

On August 25, 2010, the Company issued a press release reporting the results of the Special Meeting.   A copy of the press release is being furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
(a) Not applicable. (b) Not applicable. (c) Not applicable. (d) Exhibits
Exhibit No.	Description
99.1	Press Release dated August 25, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.
Registrant

August 25, 2010	By: /s/ Robert F. O'Connell
Robert F. O'Connell
Senior Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 25, 2010.